Exhibit 99.2

News Release

FOR IMMEDIATE RELEASE February 26, 2019	Media contact: Bob Varettoni 908-559-6388 robert.a.varettoni@verizon.com

Verizon announces accepted amounts of Old Notes and pricing terms of New Notes in connection with its exchange offers for 19 series of debt securities

NEW YORK – Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ) today announced the accepted amounts and pricing terms of its previously announced offers to exchange the outstanding series of debt securities listed in the first table below (the “Old Notes”) for newly issued debt securities of Verizon (the “New Notes”) (the “Exchange Offers”), in each case on the terms and subject to the conditions set forth in the Offering Memorandum dated February 8, 2019, such terms and conditions as amended by this press release and Verizon’s press release dated February 20, 2019 related to the Exchange Offers (the “Offering Memorandum” and, together with the accompanying letter of transmittal and eligibility letter, the “Exchange Offer Documents”).

The Early Participation Date was, and the withdrawal rights for each Exchange Offer expired at, 5:00 p.m. (Eastern time) on February 25, 2019. The Exchange Offers will expire at 11:59 p.m. (Eastern time) on March 11, 2019, unless extended or earlier terminated by Verizon.

As previously announced, all conditions applicable to the Exchange Offers as of the Early Participation Date have been deemed satisfied or waived by Verizon and the Minimum Issue Requirement (as defined in Verizon’s press release announcing the Exchange Offers, dated February 8, 2019 (the “Launch Press Release”)) was met as of the Early Participation Date.

Verizon will settle all Old Notes validly tendered at or prior to the Early Participation Date and accepted for exchange on February 28, 2019 (the “Early Settlement Date”). Because the aggregate principal amount of New Notes to be issued in exchange for Old Notes validly tendered at or prior to the Early Participation Date and accepted for exchange will equal the New Notes Cap, there will be no Final Settlement Date (as defined in the Launch Press Release) with respect to the Exchange Offers, and no additional tenders of Old Notes will be accepted for purchase by Verizon in the Exchange Offers after the Early Participation Date.

The table below indicates, among other things, the aggregate principal amount of Old Notes accepted in each Exchange Offer, the proration factor for the Old Notes with respect to each Exchange Offer, the Exchange Offer Yield (as defined below) for each series of Fixed Rate Notes (as defined below) and the Total Exchange Price (as defined below) for each series of Old Notes, as calculated at 11:00 a.m. (Eastern time) today, February 26, 2019 (the “Price Determination Date”) in accordance with the terms of the Offering Memorandum.

Acceptance Priority Level	Issuer	CUSIP / Number(s)	Title of Security	Principal Amount Outstanding	Proration Factor for the Exchange Offers(1)	Principal Amount Accepted under the Exchange Offers	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security	Fixed Spread (basis points)	Exchange Offer Yield(2)	Fixed Rate Note Total Exchange Price(3)	Floating Rate Note Total Exchange Price(4)
1	Verizon Communications Inc.	92343VCC6	3.450% notes due 2021	$678,319,000	100.00%	$81,716,000	2.500% due Jan 31, 2021	2.504%	+20	2.704%	$1,014.75	N/A
2	Verizon Communications Inc.	92343VAX2	4.600% notes due 2021	$1,102,938,000	100.00%	$182,894,000	2.500% due Jan 31, 2021	2.504%	+25	2.754%	$1,037.25	N/A
3	Verizon Communications Inc.	92343VBC7	3.500% notes due 2021	$1,272,299,000	100.00%	$220,897,000	2.500% due Jan 31, 2021	2.504%	+25	2.754%	$1,019.08	N/A
4	Verizon Communications Inc.	92343VCN2	3.000% notes due 2021*	$1,034,090,000	100.00%	$104,120,000	2.500% due Jan 31, 2021	2.504%	+20	2.704%	$1,007.13	N/A
5	Verizon Communications Inc.	92343VDG6	1.750% notes due 2021	$699,254,000	100.00%	$78,306,000	2.500% due Jan 31, 2021	2.504%	+20	2.704%	$977.40	N/A
6	GTE LLC	362320AT0	8.750% debentures due 2021	$177,767,000	100.00%	$21,045,000	2.500% due Jan 31, 2021	2.504%	+65	3.154%	$1,142.40	N/A
7	Verizon Communications Inc.	92343VDX9	Floating Rate Notes due 2022	$1,315,099,000	100.00%	$123,172,000	N/A	N/A	N/A	N/A	N/A	$1,017.50
8	Verizon Communications Inc.	92343VDQ4 92343VDM3 U9221AAS7	2.946% notes due 2022	$980,021,000	100.00%	$103,372,000	2.500% due Feb 15, 2022	2.459%	+32	2.779%	$1,004.84	N/A
9	Verizon Communications Inc.	92343VDW1	3.125% notes due 2022	$1,433,303,000	100.00%	$90,344,000	2.500% due Feb 15, 2022	2.459%	+32	2.779%	$1,010.04	N/A
10	Verizon Communications Inc.	92343VBJ2	2.450% notes due 2022	$1,049,811,000	100.00%	$120,671,000	2.500% due Feb 15, 2022	2.459%	+33	2.789%	$988.22	N/A
11	Verizon Communications Inc.	92343VBR4	5.150% notes due 2023	$4,121,470,000	100.00%	$324,616,000	2.500% due Jan 31, 2024	2.464%	+41	2.874%	$1,096.35	N/A
12	Verizon Communications Inc.	92343VBY9	4.150% notes due 2024*	$847,641,000	100.00%	$178,371,000	2.500% due Jan 31, 2024	2.464%	+53	2.994%	$1,051.32	N/A
13	Verizon Communications Inc.	92343VCR3	3.500% notes due 2024*	$2,500,000,000	100.00%	$758,391,000	2.500% due Jan 31, 2024	2.464%	+62	3.084%	$1,020.63	N/A
14	Verizon Communications Inc.	92343VEB6 92343VEN0 U9221AAY4	3.376% notes due 2025	$4,016,261,000	86.74%	$1,525,054,000	2.500% due Jan 31, 2024	2.464%	+72	3.184%	$1,010.35	N/A
15	Verizon Communications Inc.	92343VEP5	Floating Rate Notes due 2025	$1,788,800,000	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,002.50
16	Verizon Communications Inc.	92344GAM8 92344GAC0	7.750% notes due 2030	$562,561,000	N/A	N/A	2.625% due Feb 15, 2029	2.646%	+160	4.246%	$1,321.61	N/A
17	GTE LLC	362320BA0	6.940% debentures due 2028	$266,066,000	N/A	N/A	2.625% due Feb 15, 2029	2.646%	+175	4.396%	$1,189.56	N/A
18	Verizon Communications Inc.	92343VBS2	6.400% notes due 2033	$441,613,000	N/A	N/A	2.625% due Feb 15, 2029	2.646%	+190	4.546%	$1,195.73	N/A
19	Verizon Communications Inc.	92344GAX4	5.850% notes due 2035	$501,152,000	N/A	N/A	3.375% due Nov 15, 2048	3.010%	+190	4.910%	$1,105.62	N/A

(1)	Rounded to the nearest hundredth.
(2)

The “Exchange Offer Yield” for each series of Old Notes is equal to the sum of (a) the applicable yield of the specified Reference U.S. Treasury Security, which is based on the bid-side price of the applicable Reference U.S. Treasury Security specified in the table above for such series of Old Notes other than the Floating Rate Notes (as defined below) (all such Old Notes, the “Fixed Rate Notes”) on the Price Determination Date appearing on the Bloomberg Reference Page “PX1”, plus (ii) the applicable Fixed Spread (as defined below) specified in the table above for such series of Fixed Rate Notes.

(3)

The “Total Exchange Price” for each series of Fixed Rate Notes is payable in principal amount of New Notes per each $1,000 principal amount of such series of Fixed Rate Notes validly tendered for exchange, based on the fixed spread specified in the table above (the “Fixed Spread”) for such series of Fixed Rate Notes, plus the yield of the specified Reference U.S. Treasury Security for that series as of 11:00 a.m. (Eastern time) on the Price Determination Date, as specified in the table above.

(4)

The Total Exchange Price payable in principal amount of New Notes per each $1,000 principal amount of floating rate notes due 2022 and floating rate notes due 2025 (collectively, the “Floating Rate Notes”) validly tendered for exchange at or prior to the Early Participation Date.

*

Denotes a series of Fixed Rate Notes for which the calculation of the applicable Total Exchange Price was performed using the present value of such Fixed Rate Notes as determined at the Price Determination Date as if the principal amount of such Fixed Rate Notes had been due on the applicable par call date for such series of Fixed Rate Notes.

The following table sets forth the terms of the New Notes:

Issuer	Title of Security	New Notes Coupon (1)	Principal Amount Expected to be Issued on the Early Settlement Date
Verizon Communications Inc.	Notes due 2029	4.016%	$4,000,000,000

(1)  Equal to the sum of (a) the yield of the 2.625% U.S. Treasury Security due February 15, 2029 (the “New Notes Reference Security”), as calculated by the lead dealer managers in accordance with standard market practice, that equates to the bid-side price of the New Notes Reference Security appearing at 11:00 a.m. (Eastern time) today, February 26, 2019 on the Bloomberg Reference Page specified in the Launch Press Release for such series of Fixed Rate Notes, plus (b) 137 basis points, such sum rounded to the third decimal place. The New Notes will mature on December 3, 2029.

The applicable Total Exchange Price that will be paid on the Early Settlement Date for each series of Old Notes accepted for exchange does not include the applicable Accrued Coupon Payment (as defined in the Launch Press Release), which will be paid, in cash, in addition to the applicable Total Exchange Price. When issued, the New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes on the Early Settlement Date.

Only holders who duly complete and return an eligibility letter certifying that they are either (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act or (2) non-“U.S. persons” (as defined in Rule 902 under the Securities Act) located outside of the United States and who are not acting for the account or benefit of a U.S. Person and are “Non-U.S. qualified offerees” (as defined in the eligibility letter) are authorized to receive the Offering Memorandum and to participate in the Exchange Offers.

Global Bondholder Services Corporation is acting as the Information Agent and the Exchange Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers.

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This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offers are being made solely pursuant to the Offering Memorandum and related documents. The Exchange Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offers to be made by a licensed broker or dealer, the Exchange Offers will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below), qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstance where it does not apply (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication we have made forward-looking statements. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “intend,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Factors that could materially affect these forward-looking statements can be found in our periodic reports filed with the SEC. Eligible holders are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and we undertake no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. We cannot assure you that projected results or events will be achieved.